                                                                    Exhibit 10.4


Consortium Agreement

Effective Date: May 27, 1999

This Consortium Agreement (CA) is between Virginia Accelerators Corporation
(VAC), located at 301 South West Street, Alexandria, VA, and Southern Environmental Inc. (SEI), located at 6690 West Nine Mile Road, Pensacola, Florida. It defines general principles for cooperation between the parties to design, fabricate, erect and market eSCRUBTM systems in the United States and South-East Asia. This Agreement also defines a scope of supply of each party for the first US and the first South-East Asian eSCRUBTM project that fall under this Agreement. The initial term of this Agreement will be for 5 (five) years. The Agreement is renewable.

General

VAC specializes in electron scrubbing system engineering and has a patent on the eSCRUBTM process. VAC also designs and manufactures electron beam equipment for the e-SCRUBTM air pollution control process that efficiently and cost-effectively reduces S02, NOx and fine particulate from flue gas. SEI specializes in air pollution control (APC) systems and has provided wet and dry electrostatic precipitators, particulate scrubbers, fabric filters, and mechanical dust collectors for various industrial applications. SEI is widely recognized for APC engineering; its parent Southern Erectors Inc. is widely recognized for its fabrication and erection services.

Exclusive Agreement

WHEREAS VAC desires to manufacture, design, build and market e-SCRUBTM air pollution control systems in the United States and South-East Asia and wishes to engage SEI in detail designing, fabricating, erecting and marketing e-SCRUBTM systems;

WHEREAS SEI desires to cooperate with VAC in designing, fabrication, erection and marketing e-SCRUBTM systems in the United States and South-East Asia and wishes to provide detail design, fabrication, erecting and marketing services;

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the sufficiency of which is hereby acknowledged,

VAC and SEI agree as follows:

ARTICLE 1. The Parties to this CA will cooperate in designing, fabricating, erecting and marketing e-SCRUBTM systems in the United States and South-East Asia. The first eSCRUBTM project in the United States that falls under this Agreement is called "the Homer City e-SCRUBr10 Project" and the first e-SCRUBTM project in South-East Asia that falls under this Agreement is called "the Singapore e-SCRUBTM Project."

ARTICLE 2. The general scope of responsibilities regarding e-SCRUBTM projects in the United States is as follows:

2.1. VAC is responsible for overall e-SCRUBTM project execution, project management and system design and may delegate any tasks and sub-tasks from its scope of responsibilities to SEI or third entities. VAC will make arrangements for a long-term supply of ammonia and by-product removal. VAC is responsible for bonding requirements relating to its scope of work. VAC arranges for e-SCRUBTM performance guarantees.

2.2. SEl is responsible for detailed design, fabrication and erection of various components of the e-SCRUBTM process. The components may include but are not restricted to items such as the Spray Dryer, Dry By-product Collector (Dry ESP), e-Beam Building, Wet ESP, ID Fan, Ammonia Injection System, Byproduct Storage and Handling System, Ductwork and Foundations. A detailed scope of work for each project is agreed upon on the case by case basis by parties to this CA. SEl is responsible for bonding requirements relating to its scope of work. SEl may subcontract tasks belonging to its scope of supply to third entities ("SEI's subcontractors"). When subcontracting tasks belonging to its scope of supply to third entities, SEI will execute a non-disclosure with them in writing. In such a non-disclosure agreement between SEI and its subcontractors the parties agree not to use or disclose, or cause to be used or disclosed, any trade secret, confidential information or proprietary information acquired by them on the e-SCRUBTM process and technology.

2.3. A detailed scope of work for both parties for the first U.S. e-SCRUBTM project that falls under this CA is attached to this Agreement as ATTACHMENT 1 and is entitled "The Homer City e-SCRUBTM Project: System Design, Engineering, Fabrication & Erection Responsibilities." The parties agree to the scope of work expressed in ATTACHMENT 1 within the framework expressed in items 2.1 and 2.2. of this Agreement. Parties agree that Southern Erectors Inc. assumes the responsibility for fabrication and erection for the Homer City e-SCRUBTM Project unless prevented from doing so by local labor laws or merit shop requirements in which case SEI may exercise the right provided in the item 2.2 of this Agreement. Each party to this Agreement is responsible for its own pre-contract expenses unless otherwise mutually decided.

2.4. The parties agree that the scope of responsibilities expressed in "The Homer City e-SCRUBTM Project: System Design, Engineering, Fabrication & Erection Responsibilities" and in the items 2.1. and 2.2. of this Agreement will serve as a model for cooperation between the parties on subsequent e-SCRUBTM projects in the United States; however a specific scope of work, schedule and payment terms for each new e-SCRUBTMproject will be mutually agreed upon on the case by case basis.

ARTICLE 3. The general scope of responsibilities regarding e-SCRUBTM projects in South East Asia is the same as it is for the United States as expressed in items
2.1 and 2.2. of this Agreement.

3.1. The scope of work of the parties of this CA for the Singapore e-SCRUBTM project is attached to this Agreement as ATTACHMENT 2 and it is entitled "The Singapore e-SCRUBTM Project: System D&E Responsibilities." The parties agree to the scope of work expressed in ATTACHMENT 2 and in the items 2.1 and 2.2. of this Agreement for the Singapore e-SCRUBTM project. SEI has the responsibility for fabrication and will provide a construction advisor to assist BPC in erection of the e-beam building and the foundations. Each party to this Agreement is responsible for its own pre-contract expenses unless otherwise mutually decided.

ARTICLE 4. Limits of Liability are negotiated on contract by contract basis consistent with the industry standards and/or bonding requirements.

ARTICLE 5. Each party to this Agreement will pursue vigorously marketing and sales policies and coordinate procedures and efforts to realize the maximum sales potential for e-SCRUB'n4 systems in the United States and South-East Asia.

ARTICLE 6. SEI, in return for the exclusiveness provided by this Agreement will perform the cost breakdown for projects on an open book basis. The margin for each project will be mutually negotiated and agreed upon prior to bidding the work. In cases where contracts signed by parties to this Agreement make an allowance for increased costs or expansion of the scope of work, VAC shall have the right to audit these costs. Adjustments to future project costing, if warranted, will be made following said review of cost estimates by mutual agreement between the two parties. VAC will not be responsible to SEI for any cost over-runs on these projects unless over-runs are attributable to VAC's incomplete technical data via written documentation.

ARTICLE 7. For each and every e-SCRUBTM project covered by this Agreement SEI will appoint a point of contact as "Program Manager" and identify him/her in writing to VAC. SEI will also appoint a point of contact who may be the same person as "Program Manager" for implementing this Agreement and identify him/her in writing to VAC.

ARTICLE 8. The Parties to this CA are bound by the Non-Disclosure Agreement signed by VAC on January 12, 1999. The Non-Disclosure Agreement is attached to this CA as ATTACHMENT 3.

Further Parties Agree:

ARTICLE 9. The initial term of this Agreement will be for 5 (five) years commencing on the date the Agreement is signed by both parties. Thereafter, parties may renew this Agreement in writing.

ARTICLE 10. Each party to this Agreement is considered an independent entity acting for its own account, and no party to this Agreement is authorized to make any commitment or representation, expressed or implied, on the behalf of the other parties unless authorized to do so by other parties in writing.

ARTICLE 11. Each party will be fully responsible for the financial gains or losses for the scope of work provided by that party. A detailed scope of work and price Agreement will be executed prior to the start of each project proposed.

ARTICLE 12. This Agreement is non-transferable and cannot be assigned to any other company subsidiary or division without the expressed written consent by the other party.

ARTICLE 13. No new members can be added to this consortium without unanimous mutual decision in favor of such an addition.

ARTICLE 14. VAC may terminate this Agreement by giving a written notice to SEI six (6) months prior to the date the termination takes effect; SEI may terminate this Agreement by giving a written notice to VAC twelve (12) months prior to the date the termination takes effect. Termination will not release the parties from the responsibilities and commitments assumed for projects that they bid during the time this Agreement has been in force.

ARTICLE 15. Neither party will be responsible for delays nor failure of performance resulting from acts beyond the reasonable control of such party. Such acts will include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, power failure(s), earthquakes, or other disasters.

ARTICLE 16. To the extent that agents, employees or representatives of VAC or SEI or their customers or contractors enter upon premises occupied by, or under the control of of either party to this CA, in the course of the performance of this Agreement, the parties shall take all necessary precautions to prevent the occurrence of any injury to any persons, or of any damage to any property arising out of acts or omissions of such persons, and except to the extent that any such injury or damage is due to the other party's negligence, shall indemnify the other party, its officers, employees and agents, against any loss, claim, damages, liability, expense (including reasonable attorneys' fees) and cause of action, whatsoever arising out of any act or omission of the party, its agents, or employees.

ARTICLE 17. This Agreement shall be deemed to be a contract made in the State of Virginia and shall be interpreted in accordance with the laws of the State of Virginia.

ARTICLE 18. Any dispute relating to the interpretation or performance of this Agreement will be resolved at the request of either party though binding arbitration. Arbitration will be conducted in the county of Alexandria located in the state of Virginia in accordance with the then-existing rules of the American Arbitration Association. Judgement upon any award by the arbitrators may be entered by a state or federal court having jurisdiction. VAC and SEI intend that this Agreement to arbitrate be irrevocable.

ARTICLE 19. In the event any action is brought to enforce this Agreement, the substantially prevailing party will be entitled to recover its cost of enforcement including, without limitation, reasonable attorneys' fees and court costs.

ARTICLE 20. All notices and demands will be in writing and will be served by personal service or mail at the address of the receiving party set forth in this Agreement. All notices or demands by mail will be by certified or registered mail, return receipt requested, or by nationally recognized private express courier, and will be deemed complete upon receipt.

ARTICLE 21. No waiver, amendment or modification of any provisions of this Agreement will be effective unless in writing and signed by duly authorized representatives of the parties to this Agreement.

ARTICLE 22. No failure or delay by either party in exercising any right, power or remedy under this Agreement, except as specifically provided in this Agreement, will operate as a waiver of any such right, power or remedy.

Article 23. If any provisions of this Agreement are held by a court of competent jurisdiction to be invalid under any applicable statute or rule of law, they are to that extent to be deemed omitted and the remaining provisions of this Agreement will remain in full force and effect.

ARTICLE 24. This Agreement, including the attached exhibits, constitutes the entire Agreement between VAC and SEI. This Agreement supersedes, terminates, and otherwise renders null and void any and all prior or contemporaneous Agreements or contracts, whether written or oral, entered into between the parties with respect to the matters expressly set forth in this Agreement. In witness of this, the parties in this Agreement, by their representatives duly authorized officers or representatives, have each executed this Agreement, effective as of the date first written above.

Date: 1 June, 1999

/s./ Ralph D. Genuario
     Ralph D. Genuario, President
Virginia Accelerators Corporation

Date: 27 May, 1999

/s./
Southern Environmental Inc.

(Spreadsheet 5 - 1,2,3,4)
ATTACHMENT 1

The Homer City e-SCRUBTM Project

VAC/SEI System Design, Engineering, Fabrication & Erection Responsibilities

Item System Design Detailed Design Fabrication Erection

1. Spray Dryer (SD)/Hopper Delumper         VAC      SEI      SEI      SEI
2. SD Support/Access Steel                  VAC      SEI      SEI      SEI
3. Air Compressors                          VAC      SEI      SEI      SEI
4. Compressed Air Piping/Valves             VAC -    SEI      SEI      SEI
5. Air Compressor Building                  VAC      SEI      SEI      SEI
6. Ductwork - SD to ID Fan                  VAC      SEI      SEI      SEI
7. Expansion Joints - SD to ID Fan          VAC      SEI      SEI      SEI
8. Duct Support Steel - SD to ID Fan        VAC      SEI      SEI      SEI
9. Dry Product Collector (DESP)             VAC      SEI      SEI      SEI
10. DESP Support/Access Steel               VAC      SEI      SEI      SEI
11. e-BEAM Equipment                        VAC      VAC      VAC      SEI
12. e-BEAM Building                         VAC      SEI      SEI      SEI
13. WESP                                    VAC      SEI      SEI      SEI
14. WESP Support/Access Steel               VAC      SEI      SEI      SEI
15. WESP Process Tanks/Pumps                VAC      SEI      SEI      SEI
16. WESP Tank Agitators                     VAC      SEI      SEI      SEI
17. WESP Process Piping/Valves              VAC      SEI      SEI      SEI
18. Brine Recirculation System              VAC      SEI      SEI      SEl
19. Ductwork - to SD                        VAC      SEI      SEI      SEI
20. Expansion Joints - to SD                VAC      SEI      SEI      SEI
21. Duct Support Steel -to SD               VAC      SEI      SEI      SEI
22. Ductwork -ID Fan to Stack               VAC      SEI      SEI      SEI
23. Expansion Joints - ID Fan to Stack      VAC      SEI      SEI      SEI
24. Duct Support Steel - ID Fan to Stack    VAC      SEI      SEI      SEI
25. ID Fan/Motor/Fan Dampers                VAC      SEI      SEI      SEI
26. ID Fan Motor Control Center             VAC      SEI      SEI      SEI
27. Stack                                   VAC      SEI      SEI      SEI
28. ID Fan/Stack Condensate System          VAC      SEI      SEI      SEI
29. Ammonia Injection System                VAC      SEI      SEI      SEI
30. Ammonia Storage Tank                    VAC      SEI      SEI      SEI
31. Product Bin(s)                          VAC      SEI      SEI      SEI


32. Product Bin Support/Access Steel        VAC      SEI      SEI      SEl
33. Materials Handling Equipment            VAC      SEI      SEI      SEI
34. Process Field Instrumentation           VAC      VAC      VAC      SEI
35. Process Automatic Controller            VAC      VAC      VAC      SEl
36. Foundations/Earthworks/Sumps            SEI      SEI      SEI      SEI
37. Below Grade Grounding Grid              SEI      SEI      SEI      SEI
38. Over Grade Grounds - to SD              VAC      SEI      SEI      SEI
39. Over Grade Grounds - SD to ID Fan       VAC      SEI      SEI      SEI
40. Over Grade Grounds - ID Fan to Stack    VAC      SEI      SEI      SEI
41. Cathodic Protection System              SEI      SEI      SEI      SEI
42. 480 V Feeder                            OWNER    OWNER    OWNER    OWNER
43. 480 V Motor Control Centers (1)         VAC      SEI      SEI      SEI
44. Low Voltage Wiring & Conduit (2)        VAC      SEI      SEI      SEI
45. Area Lighting and Receptacles           VAC      SEI      SEI      SEI
46. Accessway - SD to Boilerhouse           OWNER    OWNER    OWNER    OWNER


**Item   System Desi n Detailed Design Fabrication Erection

47. Communications System                   VAC      SEI      S 1      S
48. Emergency Power and Lighting            VAC      SEI      SEI      SEI
49. Freeze Protection System                VAC      SEI      SEI      SEI
50. Finish Paint                            VAC      SEI      SEl     SEI
51. Thermal Insulation & Lagging            VAC      SEI      SEI      SEI
52. Storm Water Drainage System             SEI      SEI      SEI      SEI
53. Process Drains for Tank Cleanout        SEI      SEI      SEI      SEI
54. Plumbing Facilities                     VAC      SEI      SEI      SEI
55. Fire Protection System                  VAC      SEI      SEI      SEI
56. Acoustical Treatment                    VAC      SEI      SEI      SEI
57. Makeup Water Supply                     OWNER    OWNER    OWNER    OWNER
58. Stack CEM System/ Test Access           VAC      SEI      SEI      SEI



Notes:
(1)  For VAC-supplied electrical equipment only.
(2) For VAC-supplied equipment only. Includes 480 V power distribution, control wiring and instrumentation wiring.

VAC will be responsible for duties, licenses, taxes, bonds, freight and insurance policies for items in its scope of supply. VAC will be responsible for construction supervision for items in its scope of supply.

SEI will be responsible for duties, licenses, taxes, bonds, freight and insurance policies for items in its scope of supply. SEI will be responsible site and construction supervision for items in its scope of supply.

**ATTACHMENT 2

The Singapore e-SCRUBTM Project

System Design, Engineering, Fabrication and Erection Responsibilities

Item System Design Detailed Design Fabrication Erection

1. Spray Dryer (SD)/Hopper Delumper         VAC      SEI      SEI      BPC
2. SD Support/Access Steel                  VAC      SEI      SEI      BPC
3. Air Compressors                          VAC      SEI      SEI      BPC
4. Compressed Air Piping/Valves             VAC      SEI      SEI      BPC
5. Air Compressor Building                  VAC      BPC      BPC      BPC
6. Ductwork - SD to ID Fan                  VAC      SEI      SEI      BPC
7. Expansion Joints - SD to ID Fan          VAC      SEI      SEI      BPC


8. Duct Support Steel - SD to ID Fan        VAC      SEI      SEI      BPC
9. Dry Product Collector (DESP)             VAC      SEI      SEI      BPC
10. DESP Support/Access Steel               VAC      SEI      SEI      BPC
11. e-BEAM Equipment                        VAC      VAC      VAC      BPC
12. e-BEAM Building                         VAC      BPC      BPC      BPC
13. WESP                                    VAC      SEI      SEI      BPC
14. WESP Support/Access Steel               VAC      SEI      SEI      BPC
15. WESP Process Tanks/Pumps                VAC      SEI      SEI      BPC
16. WESP Tank Agitators                     VAC      SEI      SEI      BPC
17. WESP Process Piping/Valves              VAC      SEI      SEI      BPC
18. Brine Recirculation System              VAC      SEI      SEI      BPC
19. Ductwork - to SD                        BPC      BPC      BPC      BPC
20. Expansion Joints - to SD                BPC      BPC      BPC      BPC
21. Duct Support Steel - to SD              BPC      BPC      BPC      BPC
22. Ductwork -ID Fan to Stack               BPC      BPC      BPC      BPC
23. Expansion Joints - ID Fan to Stack      BPC      BPC      BPC      BPC
24. Duct Support Steel - ID Fan to Stack    BPC      BPC      BPC      BPC
25. ID Fan/Motor/Fan Dampers                VAC      VAC      VAC      BPC
26. ID Fan Motor Control Center             BPC      BPC      BPC      BPC
27. Stack                                   BPC      BPC      BPC      BPC
28. ID Fan Condensate Recovery System       VAC      VAC      VAC      BPC
29. Ammonia Injection System                VAC      SEI      SEI      BPC
30. Ammonia Storage Tank                    BPC      BPC      BPC      BPC
31. Product Bin(s)                          BPC      BPC      BPC      BPC
32. Product Bin Support/Access Steel        BPC      BPC      BPC      BPC
33. Materials Handling Equipment            BPC      BPC      BPC      BPC
34. Process Field Instrumentation           VAC      VAC      VAC      BPC
35. Process Automatic Controller            VAC      VAC      VAC      BPC
36. Foundations/Earthworks/Sumps            BPC      BPC      BPC      BPC
37. Below Grade Grounding Grid              BPC      BPC      BPC      BPC
38. Over Grade Grounds - SD to ID Fan       VAC      SEI      SEI      BPC
39. Over Grade Grounds - to SD              BPC      BPC      BPC      BPC
40. Over Grade Grounds - ID Fan to Stack    BPC      BPC      BPC      BPC
41. Cathodic Protection System              BPC      BPC      BPC      BPC
 .i2. 480 V Feeder                           BPC      BPC      BPC      BPC
43. 480 V Motor Control Centers (1)         VAC      SEI      SEI      BPC
44. Low Voltage Wiring & Conduit (2)        VAC      SEI      SEI      BPC
45. Area Lighting and Receptacles           BPC      BPC      BPC      BPC
46. Accessway - SD to Boilerhouse           BPC      BPC      BPC      BPC


**Item   System Design Detailed Design Fabrication Erection

47. Communications System                   PC       BPC      BPC      B
48. Emergency Power and Lighting            BPC      BPC      BPC      BPC
49. Freeze Protection System                BPC      BPC      BPC      BPC
50. Finish Paint                            BPC      BPC      BPC      BPC
51. Thermal Insulation & Lagging            BPC      BPC      BPC      BPC
52. Storm Water Drainage System             BPC      BPC      BPC      BPC
53. Process Drain for Tank Cleanout         BPC      BPC      BPC      BPC
54. Plumbing Facilities                     BPC      BPC      BPC      BPC
55. Fire Protection System                  BPC      BPC      BPC      BPC
56. Acoustical Treatment                    BPC      BPC      BPC      BPC
57. Makeup Water Supply                     BPC      BPC      BPC      BPC
58. Stack CEM System/ Test Access           BPC      BPC      BPC      BPC


Notes:
(1)  For VAC-supplied electrical equipment only. BPC to provide MCC for ID Fan.

(2) For VAC-supplied equipment only. Includes 480 V power distribution, control wiring and instrumentation wiring.

VAC will be responsible for duties, licenses, taxes, bonds, freight and insurance policies for items in its scope of supply. VAC will be responsible for construction supervision for items in its scope of supply.

SEI will be responsible for duties, licenses, taxes, bonds, freight and insurance policies for items in its scope of supply. SEI will be responsible for site and construction supervision for items in its scope of supply.